UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23899

Meketa Infrastructure Fund

(Exact name of registrant as specified in charter)

80 University Ave. Westwood Massachusetts	02090
(Address of principal executive offices)	(Zip code)

Gregory C. Davis

Paulita A. Pike

Ropes & Gray LLP, Three Embarcadero Center, San Francisco, CA 94111-4006

(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 802-8500

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

MEKETA INFRASTRUCTURE FUND

Class I Shares
Class III Shares

Annual Report
March 31, 2024

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

TABLE OF CONTENTS

Manager’s Commentary	1
Performance Graph	2
Portfolio Information	3
Schedule of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	24
Other Information	25
Trustees and Officers	26
Approval of Investment Management Agreement and Sub-Advisory Agreement	28

MEKETA INFRASTRUCTURE FUND MANAGER’S COMMENTARY March 31, 2024 (Unaudited)

Dear Shareholders,

It is with genuine pleasure that I extend a warm welcome to each of you as we embark on an exciting journey with the launch of our newly established Meketa Infrastructure Fund. Your trust and confidence in our vision have been pivotal in bringing this venture to fruition.

At the core of the Fund lies a steadfast commitment to investing in the essential structures and systems that serve as the backbone of society. From transportation and energy to communication and healthcare, infrastructure plays a vital role in driving economic growth and enhancing quality of life for communities worldwide. As shareholders, you are integral partners in our mission to identify and capitalize on promising infrastructure opportunities, delivering what we hope to be both financial returns and societal benefits.

We firmly believe that investing in private infrastructure is a crucial component of a balanced diversified portfolio, offering historically low correlation to public markets, low average volatility, and potential downside mitigation. We are diligently focusing on sourcing private infrastructure investments for the Fund from managers with whom we have established relationships, proven track records in their respective strategies and sectors, and whose deal flow aligns with our vision of the most attractive opportunities going forward.

Transparency, accountability, and integrity are the guiding principles of our operations. We pledge to uphold the highest standards of governance and stewardship, ensuring that your investments are managed with prudence and diligence.

As we embark on this journey together, I encourage you to remain engaged and informed. Your insights, feedback, and support are invaluable as we navigate the dynamic landscape of infrastructure investment.

Thank you for your continued trust and partnership. Together, let us seize the opportunities ahead and build a future defined by resilience, innovation, and prosperity.

Warm regards,

Michael Bell

President and Trustee, Meketa Infrastructure Fund

Annual Report Dated March 31, 2024	1

MEKETA INFRASTRUCTURE FUND PERFORMANCE GRAPH March 31, 2024 (Unaudited)

Comparison of the Change in Value of a $1,000,000 Investment in Meketa Infrastructure Fund - Class I (since inception on 1/29/2024) versus the MSCI World Core Infrastructure Index

Total Returns (a) (for the period ended March 31, 2024)

Since
Inception
(1/29/2024)
Meketa Infrastructure Fund - Class I	3.79%
Meketa Infrastructure Fund - Class III	3.80%
MSCI World Core Infrastructure Index (b)	3.18%

(a)	The Fund’s total returns assume reinvestment of dividends and capital gains, and do not reflect the deduction of taxes a shareholder would pay on Fund distributions or proceeds from the repurchase of Fund shares. Fund returns would have been lower if a portion of the fees had not been waived.

(b)	The MSCI World Core Infrastructure Index captures large and mid-cap securities across the 23 Developed Markets (DM) countries. The Index is designed to represent the performance of listed companies within the developed markets that are engaged in core industrial infrastructure activities.

The performance shown represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares when repurchased may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-720-697-1010, or visit www.meketacapital.com Please read the Fund’s Prospectus carefully before investing.

2	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND PORTFOLIO INFORMATION March 31, 2024 (Unaudited)

ASSET ALLOCATION (% of Net Assets)

See accompanying notes to financial statements.

Annual Report Dated March 31, 2024	3

MEKETA INFRASTRUCTURE FUND SCHEDULE OF INVESTMENTS March 31, 2024

COMMON STOCKS — 88.6%	Shares	Value
ENERGY — 13.6%
OIL & GAS PRODUCERS — 13.6%
Cheniere Energy, Inc.	2,725	$439,488
Enbridge, Inc.	20,935	757,266
Kinder Morgan, Inc.	20,589	377,602
ONEOK, Inc.	4,996	400,529
TC Energy Corporation	9,098	366,004
Williams Companies, Inc. (The)	12,220	476,213
		2,817,102
INDUSTRIALS — 22.2%
TRANSPORTATION & LOGISTICS — 20.0%
Canadian Pacific Kansas City Ltd.	5,914	521,935
CSX Corporation	12,496	463,227
Getlink SE	42,466	723,719
Norfolk Southern Corporation	1,344	342,545
Transurban Group	136,395	1,185,270
Union Pacific Corporation	3,730	917,319
		4,154,015
TRANSPORTATION EQUIPMENT — 2.2%
Canadian National Railway Company	3,554	468,448

REAL ESTATE — 22.8%
REAL ESTATE OWNERS & DEVELOPERS — 10.3%
Aena SME, S.A.	5,499	1,083,551
Auckland International Airport Ltd.	210,169	1,049,701
		2,133,252
REITs — 12.5%
American Tower Corporation	4,781	944,678
Crown Castle, Inc.	8,290	877,331
SBA Communications Corporation - Class A	3,610	782,287
		2,604,296
UTILITIES — 30.0%
ELECTRIC UTILITIES — 21.7%
Dominion Energy, Inc.	18,738	921,721
National Grid plc	62,248	838,246
NextEra Energy, Inc.	16,510	1,055,154
Sempra	12,397	890,476

See accompanying notes to financial statements.

4	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND SCHEDULE OF INVESTMENTS March 31, 2024 (Continued)

COMMON STOCKS — 88.6% (Continued)	Shares	Value
Southern Company (The)	11,171	$801,408
		4,507,005
GAS & WATER UTILITIES — 8.3%
American Water Works Company, Inc.	6,664	814,407
Atmos Energy Corporation	7,607	904,245
		1,718,652
TOTAL COMMON STOCKS (Cost $17,715,877)		$18,402,770

MONEY MARKET SECURITIES — 11.1%	Par Value	Value
Fidelity Investments Money Market Treasury Portfolio - Class I, 5.19% (a) (Cost $2,313,403)	$2,313,403	$2,313,403

TOTAL INVESTMENTS AT VALUE — 99.7% (Cost $20,029,280)		$20,716,173

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		70,409

NET ASSETS — 100.0%		$20,786,582

(a)	The rate shown is the 7-day effective yield as of March 31, 2024.

plc — Public Limited Company.

S.A. — Societe Anonyme.

SE — Societas Europaea.

REIT — Real Estate Investment Trust.

See accompanying notes to financial statements.

Annual Report Dated March 31, 2024	5

MEKETA INFRASTRUCTURE FUND STATEMENT OF ASSETS AND LIABILITIES March 31, 2024

ASSETS
Investments in securities:
Investments at cost	$20,029,280
Investments at value	$20,716,173
Cash	3,393
Foreign currency, at value (cost $1,258)	1,258
Receivable from Adviser (Note 4)	132,431
Dividends receivable	38,542
Deferred offering costs (Note 4)	218,603
Prepaid expenses	5,333
TOTAL ASSETS	21,115,733

LIABILITIES
Payable to administrator (Note 4)	10,718
Accrued organization costs (Note 4)	1,906
Accrued offering costs (Note 4)	191,954
Accrued shareholder servicing fees (Note 4)	9
Accrued professional fees	114,333
Other accrued expenses	10,231
TOTAL LIABILITIES	329,151

NET ASSETS	$20,786,582

NET ASSETS CONSIST OF:
Paid-in capital	$20,100,227
Distributable earnings	686,355
NET ASSETS	$20,786,582

PRICING OF CLASS I SHARES
Net assets applicable to Class I Shares	$102,756
Shares of Class I Shares outstanding (no par value, unlimited number of shares authorized)	3,969
Net asset value, offering and redemption price per share (a) (Note 2)	$25.89

PRICING OF CLASS III SHARES
Net assets applicable to Class III Shares	$20,683,826
Shares of Class III Shares outstanding (no par value, unlimited number of shares authorized)	799,041
Net asset value, offering and redemption price per share (a) (Note 2)	$25.89

(a)	Early repurchase fee may apply to tender of shares held for less than one year (Note 7).

See accompanying notes to financial statements.

6	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND STATEMENT OF OPERATIONS For the Period Ended March 31, 2024(a)

INVESTMENT INCOME
Dividend income	$109,109
Foreign withholding taxes on dividends	(1,393)
Total investment income	107,716

EXPENSES
Legal fees	83,333
Organizational costs (Note 4)	54,883
Offering costs (Note 4)	38,754
Investment management fees (Note 4)	36,861
Audit and tax services fees	31,000
Trustees’ fees (Note 4)	30,000
Administration fees (Note 4)	12,500
Certifying financial officer fees (Note 4)	8,333
Compliance fees (Note 4)	8,333
Fund accounting fees (Note 4)	5,500
Custodian fees	4,767
Transfer agent fees (Note 4)	4,249
Registration and filing fees	2,541
Shareholder servicing fees, Class I (Note 4)	17
Other expenses	5,082
TOTAL EXPENSES	326,153
Investment management fees waived and expenses reimbursed by the Adviser (Note 4)	(278,371)
NET EXPENSES	47,782

NET INVESTMENT INCOME	59,934

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains (losses) from:
Investments	8
Foreign currency transactions (Note 2)	(12,311)
Net change in unrealized appreciation (depreciation) on:
Investments	686,893
Foreign currency translation (Note 2)	(82)
NET REALIZED AND UNREALIZED GAINS	674,508

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$734,442

(a)	Represents the period January 29, 2024 (commencement of operations) through March 31, 2024.

See accompanying notes to financial statements.

Annual Report Dated March 31, 2024	7

MEKETA INFRASTRUCTURE FUND STATEMENT OF CHANGES IN NET ASSETS

Period Ended
March 31,
2024(a)
FROM OPERATIONS
Net investment income	$59,934
Net realized losses	(12,303)
Net change in unrealized appreciation (depreciation)	686,811
Net increase in net assets resulting from operations	734,442

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Class I	(225)
Class III	(47,862)
(48,087)
CAPITAL SHARE TRANSACTIONS
Class I
Reinvestment of distributions	225
Net increase in Class I net assets from capital share transactions	225

Class III
Proceeds from shares sold	20,000,000
Reinvestment of distributions	2
Net increase in Class III net assets from capital share transactions	20,000,002
Net increase in net assets from capital share transactions	20,000,227

TOTAL INCREASE IN NET ASSETS	20,686,582

NET ASSETS
Beginning of period	100,000
End of period	$20,786,582

(a)	Represents the period January 29, 2024 (commencement of operations) through March 31, 2024.

See accompanying notes to financial statements.

8	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND STATEMENT OF CHANGES IN NET ASSETS (Continued)

	Period Ended
	March 31,
	2024(a)
CAPITAL SHARE ACTIVITY
Class I
Shares reinvested	9
Net increase in shares outstanding	9
Shares outstanding, beginning of period	3,960	(b)
Shares outstanding, end of period	3,969

Class III
Shares sold	799,001
Shares reinvested	0	(c)
Net increase in shares outstanding	799,001
Shares outstanding, beginning of period	40	(b)
Shares outstanding, end of period	799,041

(a)	Represents the period January 29, 2024 (commencement of operations) through March 31, 2024.

(b)	At the time of commencement of operations, 40 shares were reclassified from Class I to Class III. Therefore, the beginning balance does not correlate to the shares outstanding as of December 12, 2023 (Financial Statements filed with the initial registration statement).

(c)	Share amount rounds to less than 1.

See accompanying notes to financial statements.

Annual Report Dated March 31, 2024	9

MEKETA INFRASTRUCTURE FUND CLASS I SHARES FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended
	March 31,
	2024 * (a)
Net asset value at beginning of period	$25.00

Income from investment operations:
Net investment income (b)	0.09
Net realized and unrealized gains on investments	0.86
Total from investment operations	0.95

Less distributions from:
Net investment income	(0.06)
Net realized capital gains	—
Total from distributions	(0.06)

Proceeds from early repurchase fees collected (Notes 2 and 7)	—

Net asset value at end of period	$25.89

Total return (c)	3.79	% (d)

Net assets at end of period (000’s)	$103

Ratios/supplementary data:
Ratio of total expenses to average net assets	76.62	% (e)
Ratio of net expenses to average net assets (f)	2.00	% (e)
Ratio of net investment income to average net assets (f)	1.99	% (e)
Portfolio turnover rate	0	% (d)(g)

*	Includes adjustments in accordance with generally accepted accounting principles in the United States, and consequently, the net asset value for financial reporting purposes and returns based upon those net assets values may differ from the net asset values and returns for shareholder transactions.

(a)	Represents the period January 29, 2024 (commencement of operations) through March 31, 2024.

(b)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The return would have been lower if certain expenses had not been waived and reimbursed by the Adviser.

(d)	Not annualized.

(e)	Annualized, with the exception of non-recurring organizational costs.

(f)	Ratio was determined after management fees waived and expense reimbursements (Note 4).

(g)	Amount rounds to less than 1%.

See accompanying notes to financial statements.

10	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND CLASS III SHARES FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended
	March 31,
	2024 * (a)
Net asset value at beginning of period	$25.00

Income from investment operations:
Net investment income (b)	0.10
Net realized and unrealized gains on investments	0.85
Total from investment operations	0.95

Less distributions from:
Net investment income	(0.06)
Net realized capital gains	—
Total from distributions	(0.06)

Proceeds from early repurchase fees collected (Notes 2 and 7)	—

Net asset value at end of period	$25.89

Total return (c)	3.80	% (d)

Net assets at end of period (000’s)	$20,684

Ratios/supplementary data:
Ratio of total expenses to average net assets	10.71	% (e)
Ratio of net expenses to average net assets (f)	1.90	% (e)
Ratio of net investment income to average net assets (f)	2.39	% (e)
Portfolio turnover rate	0	% (d)(g)

*	Includes adjustments in accordance with generally accepted accounting principles in the United States, and consequently, the net asset value for financial reporting purposes and returns based upon those net assets values may differ from the net asset values and returns for shareholder transactions.

(a)	Represents the period January 29, 2024 (commencement of operations) through March 31, 2024.

(b)	Net investment income per share has been calculated using the average daily shares outstanding during the period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The return would have been lower if certain expenses had not been waived and reimbursed by the Adviser.

(d)	Not annualized.

(e)	Annualized, with the exception of non-recurring organizational costs.

(f)	Ratio was determined after management fees waived and expense reimbursements (Note 4).

(g)	Amount rounds to less than 1%.

See accompanying notes to financial statements.

Annual Report Dated March 31, 2024	11

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2024

1.	Organization

Meketa Infrastructure Fund (the “Fund”) is organized as a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. The Fund’s investment objective is to generate long-term capital appreciation, consistent with prudent investment management. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in investments that provide direct or indirect exposure to infrastructure assets, including: (i) investments in the equity securities issued by private infrastructure companies that may own or otherwise be responsible for operating assets, and/or assets in development and/or under construction (“Portfolio Companies”); (ii) privately-issued debt instruments issued by infrastructure companies or otherwise backed by infrastructure assets (“Infrastructure Credit Instruments”); (iii) primary and secondary investments in private infrastructure funds managed by third-party managers (“Portfolio Funds”); and (iv) publicly listed vehicles including special purpose acquisition companies (“SPACs”), investment funds, and individual companies, utilities, and master limited partnerships that hold themselves out as pursuing the business of infrastructure ownership, operations, and/or investing (“Public Infrastructure Investments”, together with Portfolio Companies, Infrastructure Credit Instruments, and Portfolio Funds, “Infrastructure Investments”). The Fund will also invest in short-term investments, including money market funds, short-term treasuries and other liquid investment vehicles. The Fund commenced operations on January 29, 2024.

The Fund currently offers two classes of shares: Class I Shares which are sold without any sales loads, but are subject to shareholder servicing fees of up to 0.10% of the average daily net assets of Class I Shares and subject to a $1,000,000 initial investment minimum and Class III Shares which are sold without any sales loads, but are subject to a $25,000,000 initial investment minimum. As of March 31, 2024, Class II Shares (to be sold without any sales loads, but subject to distribution and/ or shareholder servicing fees of up to 0.25% of the average daily net assets of Class II Shares and subject to a $50,000 initial investment minimum) are not currently offered. Each class of shares has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares.

2.	Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies.

Basis of Presentation and Use of Estimates — The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.

Cash and Cash Equivalents — Idle cash may be swept into various short-term investments, including money market funds or interest bearing overnight demand deposit accounts, in amounts which may exceed insured limits. Amounts swept overnight are available on the next business day.

Valuation of Securities –- The Fund calculates the net asset value (“NAV”) of each class of shares of the Fund as of the close of business on each business day (each, a “Determination Date”). In determining the NAV of each class of shares, the Fund values its investments as of the relevant Determination Date. The net assets of each class of the Fund equals the value of the total assets of the class, less all of the liabilities attributable to the class, including accrued fees and expenses, each determined as of the relevant Determination Date.

12	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2024 (Continued)

The valuation of the Fund’s investments is performed in accordance with the Valuation and Pricing Policies (“Valuation Policies”) adopted by the Trustees of the Fund (the “Board”), and in conjunction with FASB’s Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures. During the period ended March 31, 2024, there were not any changes made to the Fund’s Valuation Policies.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange are valued based on their respective market price. Shares of mutual funds, including money market funds, are valued at their reported NAV. Debt instruments for which market quotations are readily available are typically valued based on such market quotations. When a market quotation for a portfolio security is not readily available or is deemed unreliable and for the purpose of determining the value of the other Fund assets, the asset is priced at its fair value.

The Board has designated Meketa Capital, LLC (the “Adviser” or “Valuation Designee”), the investment adviser to the Fund, as the Valuation Designee pursuant to Rule 2a-5 under the 1940 Act to perform the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Valuation Policies. In furtherance of its duties as Valuation Designee, the Adviser has formed a valuation committee (the “Valuation Committee”), to perform fair value determinations and oversee the day-to-day functions related to the fair valuation of the Fund’s investments. The Valuation Committee may engage a third-party valuation consultant to provide independent valuations on certain of the Fund’s investments.

In validating market quotations, the Valuation Committee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Valuation Committee makes use of reputable financial information providers in order to obtain the relevant quotations.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

The Fund’s investments in Portfolio Companies may be made directly with the Portfolio Company or through a special purpose vehicle (“SPV’). Portfolio Companies may be valued at acquisition cost or based on recent transactions. If the Portfolio Company investment is made through an SPV, it will generally be valued based on the latest NAV reported by the SPV. These Portfolio Companies are monitored for any independent audits or impairments reported on the potential value of the investment in accordance with the Valuation Policies.

The Fund’s investments in Portfolio Companies, which may include debt and equity securities, that are not publicly traded or for which market prices are not readily available (unquoted investments), the fair value is determined in good faith. In determining the fair values of these investments, the Valuation Committee typically applies widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third-party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the underlying portfolio companies or other business counterparties.

Portfolio Funds are generally valued based on the latest NAV reported by the Portfolio Fund Manager. New purchases of Portfolio Funds may be valued at acquisition cost initially until a NAV is provided by the Portfolio Fund Manager. If the NAV of an investment in a Portfolio Fund is not available at the time the Fund is calculating its NAV, the Valuation Committee will consider any cash flows since the reference date of the last NAV reported by the Portfolio Fund Manager by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the last NAV reported by the Portfolio Fund Manager.

In addition to tracking the NAV plus related cash flows of such Portfolio Funds, the Valuation Committee may consider relevant broad-based and issuer (or fund) specific valuation information and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of a particular asset held by a Portfolio Fund. If the Valuation Committee concludes in good faith that the latest NAV reported by a Portfolio Fund Manager does

Annual Report Dated March 31, 2024	13

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2024 (Continued)

not represent fair value (e.g., there is more current information regarding a portfolio asset which significantly changes its fair value), the Valuation Committee will make a corresponding adjustment to reflect the current fair value of such asset within such Portfolio Fund.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

U.S. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical assets

●	Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Private investments that are measured at fair value using the Fund’s pro rata NAV (or its equivalent) without further adjustment, as a practical expedient of fair value are excluded from the fair value hierarchy. Generally, the fair value of the Fund’s investment in a privately offered investment represents the amount that the Fund could reasonably expect to receive from the investment fund if the Fund’s investment is withdrawn at the measurement date based on NAV.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments and inputs used to value the investments, by security type, as of March 31, 2024:

	Fair Value Measurements at the
	End of the Reporting Period Using
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$18,402,770	$—	$—	18,402,770
Money Market Securities	2,313,403	—	—	2,313,403
Total	$20,716,173	$—	$—	$20,716,173

The Fund did not hold any derivative instruments, any investments measured at the Fund’s pro rata NAV (or its equivalent) as a practical expedient, or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the period ended March 31, 2024.

14	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2024 (Continued)

Foreign Currency Translation — Securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C.	The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share Valuation — The NAV per share of each class of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class, except that a 2.00% early repurchase fee may be charged as discussed in Note 7.

Investment Income and Return of Capital — Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in securities and private funds that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively.

Investment Transactions — Investment transactions are accounted for on the trade date. Realized gains and losses on investment securities sold are determined on a specific identification basis.

Distributions to Shareholders — Distributions to shareholders arising from net investment and net realized capital gains, if any, are declared and paid annually to shareholders. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Tax — The Fund intends to qualify as a regulated investment company (“RIC”) for U.S. federal income tax purposes, and expects each year to continue to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year. It is the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund has selected a tax year end of September 30.

Annual Report Dated March 31, 2024	15

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2024 (Continued)

The distributions for the period ended March 31, 2024 were as follows:

	Ordinary	Long-Term	Total
Period Ended	Income	Capital Gains	Distributions
March 31, 2024	$48,087	$—	$48,087

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions and concluded that no provision for unrecognized tax benefits or expenses should be recorded related to uncertain tax positions taken in the Fund’s current tax year.

During the period ended March 31, 2024, the Fund did not incur any taxes, interest or penalties. Generally, tax authorities can examine tax returns filed during the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal.

As of March 31, 2024, the Fund’s federal tax cost of portfolio investments and net unrealized appreciation (depreciation) on portfolio investments was as follows:

Cost of portfolio investments	$20,029,297
Gross unrealized appreciation	749,709
Gross unrealized depreciation	(62,833)
Net unrealized appreciation	$686,876
Net unrealized depreciation on foreign currency translation	$(82)

The difference between the federal income tax cost and the financial statement cost of Fund portfolio investments is due to wash sales.

3.	Investment Transactions

During the period ended March 31, 2024, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $17,720,054 and $4,186, respectively.

4.	Investment Management and Other Agreements

Under the terms of the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the Fund’s investments subject to oversight by the Board. The Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 1.50% of the average daily net assets of the Fund. The Adviser may, but is not obligated to, waive up to 0.50% of the Management Fee on cash and cash equivalents held in the Fund from time to time.

Pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”), Meketa Investment Group, Inc. (the “Sub-Adviser”), serves as the Fund’s sub-adviser and provides the day-to-day portfolio management of those assets of the Fund allocated to it by the Adviser. As compensation under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a monthly sub-advisory fee in the amount of 0.40% of the average daily net assets of the Fund.

The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to reduce the Management Fee payable to it (but not below zero), and to pay any operating expenses of the Fund, to the extent necessary to limit the operating expenses of the Fund, excluding certain “Excluded Expenses” listed below, to the annual rate of 2.00%, 2.15% and 1.90% with respect to Class I Shares, Class II Shares and Class III Shares, respectively (the “Expense Cap”). Excluded Expenses that are not covered by the Expense Cap include: brokerage commissions and other transactional expenses (including fees, legal costs and brokerage

16	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2024 (Continued)

commissions associated with the acquisition and disposition of primary interests, secondary interests, co-investments, and other investments), interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees including interest and commitment fees, taxes, acquired fund fees and expenses, litigation and indemnification expenses, judgments, and extraordinary expenses. Pursuant to the agreement, fees totaling $278,371 were waived by the Adviser during the period ended March 31, 2024.

If the Adviser waives its Management Fee or pays any operating expenses of the Fund pursuant to the Expense Cap, the Adviser may, for a period ending three years after the end of the month in which such fees or expenses are waived or incurred, recoup amounts waived or incurred to the extent such recoupment does not cause the Fund’s operating expense ratio (after recoupment and excluding the Excluded Expenses) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement is in effect through July 31, 2025, and will renew automatically for successive periods of one year thereafter, unless written notice of termination is provided by the Adviser to the Fund not less than 10 days prior to the end of the then-current term. The Board may terminate the Expense Limitation Agreement at any time on not less than ten (10) days’ prior notice to the Adviser, and the Expense Limitation Agreement may be amended at any time only with the consent of both the Adviser and the Board. As of March 31, 2024, the Adviser may seek repayment of investment management fees and expense reimbursements no later than the dates below:

December 12, 2026	$263,800
March 31, 2027	278,371
$542,171

The Fund’s organizational costs of $54,883, which have been incurred through March 31, 2024, have been expensed as incurred and are subject to the Fund’s Expense Limitation Agreement. Organizational expenses consist of costs incurred to establish the Fund and enable it to legally to do business. The Fund’s offering costs of $257,357, consists of legal fees for preparing the prospectus and statement of additional information in connection with the Fund’s registration and public offering, state registration fees, insurance, and fees paid to be listed on an exchange. Offering costs are accounted for as a deferred charge and then are amortized on a straight-line basis over the first twelve months of the Fund’s operations. As of March 31, 2024, $218,603 of offering costs remain as an unamortized deferred asset, while $38,754 has been expensed subject to the Fund’s Expense Limitation Agreement.

Employees of PINE Advisors, LLC (“PINE”) serve as the Fund’s Chief Compliance Officer, Principal Financial Officer and Assistant Treasurer. PINE receives an annual base fee for the services provided to the Fund. PINE is reimbursed for certain out-of-pocket expenses by the Fund. Service fees paid by the Fund for the period ended March 31, 2024 are disclosed in the Statement of Operations as Compliance fees and Certifying financial officer fees.

Ultimus Fund Solutions, LLC (“Ultimus”) provides certain administrative, accounting and transfer agency services to the Fund pursuant to a Master Services Agreement between the Fund and Ultimus (the “Master Services Agreement”). For its services, the Fund pays Ultimus a fee and separate fixed fees to make certain filings. The Fund also reimburses Ultimus for certain out-of-pocket expenses incurred on the Fund’s behalf. The fees are accrued daily and paid monthly by the Fund and the administrative fees are based on the average net assets for the prior month and subject to monthly minimums.

Pursuant to a Distribution Agreement, the Fund continuously offers the Class I shares at their NAV per share through Foreside Fund Services, LLC, the principal underwriter and distributor of the shares (the “Distributor”). Under the Fund’s Distribution Agreement, the Distributor is also responsible for entering into agreements with broker-dealers or other financial intermediaries to assist in the distribution of the shares, reviewing the Fund’s proposed advertising materials and sales literature and making certain filings with regulators. For these services, the Distributor receives an annual fee from the Adviser. The Adviser is also responsible for paying any out-of-pocket expenses incurred by the Distributor in providing services under the Distribution Agreement.

Annual Report Dated March 31, 2024	17

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2024 (Continued)

The Fund has adopted a Shareholder Servicing Plan with respect to Class I Shares, under which the Fund is permitted to pay as compensation to qualified recipients up to 0.10% on an annualized basis of the average daily net assets of the Fund attributable to Class I Shares (the “Shareholder Servicing Fee”). Class II Shares and Class III Shares are not subject to the Shareholder Servicing Fee. Shareholder Servicing Fees incurred during the period ended March 31, 2024, are disclosed on the Statement of Operations.

The Fund has adopted a Distribution and Service Plan with respect to Class II Shares in compliance with Rule 12b-1 under the 1940 Act. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation to the Distributor or other qualified recipient up to 0.25% on an annualized basis of the average daily net assets of the Fund attributable to Class II Shares (the “Distribution and Service Fee”). Class I Shares and Class III Shares are not subject to the Distribution and Service Fee. Class II Shares are not currently offered, Accordingly, for the period ended March 31, 2024, there were no distribution and service fees incurred by the Fund.

In consideration of the services rendered by those Trustees who are not “interested persons” (as defined in Section 2(a) (19) of the 1940 Act) of the Trust (“Independent Trustees”), the Fund pays the Independent Trustees. The Fund pays each Independent Trustee an annual retainer of $40,000, paid quarterly. Trustees that are interested persons, and are affiliated with the Adviser, will not be compensated by the Fund. The Trustees do not receive any pension or retirement benefits.

Certain officers and Trustees of the Fund are also officers of the Adviser.

Beneficial Ownership of Fund Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of March 31, 2024, the following shareholders of record owned more than 25% of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
WFO,LLC	99%

5.	Risk Factors

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. The following list is not intended to be a comprehensive listing of all the potential risks associated with the Fund. The Fund’s prospectus provides further details regarding the Fund’s risks and considerations.

Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics, and systemic market dislocations can be highly disruptive to economies and markets. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. In addition, military action by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. In March 2023, a number of U.S. domestic banks and foreign banks experienced financial difficulties and,

18	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2024 (Continued)

in some cases, failures. There can be no certainty that the actions taken by banking regulators to limit the effect of those difficulties and failures on other banks or other financial institutions or on the U.S. or foreign economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign financial institutions and economies. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of Fund investments. Any of these occurrences could disrupt the operations of the Fund and the Fund’s service providers.

Unlisted Closed-End Structure; Liquidity Limited to Quarterly Repurchases of Shares. The Fund has been organized as a non-diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although the Fund will offer a limited degree of liquidity by conducting quarterly repurchase offers, a Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end registered investment companies, and are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares, and should be viewed as a long-term investment.

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having future information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

Repurchases of Shares, may be suspended, postponed or terminated by the Board under certain limited circumstances. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund.

Reliance on Key Personnel. The departure of certain key personnel of the Adviser and/or Sub-Adviser could have a material adverse effect on the Fund’s ability to achieve its investment objective.

To achieve the Fund’s investment objective, the Adviser and Sub-Adviser may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Adviser and Sub-Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.

The Adviser and Sub-Adviser each depend on relationships with private fund sponsors, investment banks and commercial banks, and the Fund relies to a significant extent upon these relationships to provide the Fund with potential investment opportunities. Failure to maintain these relationships or develop new relationships with other sponsors or sources of investment opportunities, the Fund may not be able to grow its investment portfolio. In addition, individuals with whom the Adviser and/ or Sub-Adviser have relationships are not obligated to provide the Fund with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for the Fund.

Annual Report Dated March 31, 2024	19

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2024 (Continued)

Additionally, to the extent the Fund invests in Portfolio Funds, the Fund will be exposed to these risks with respect to the portfolio manager(s) of such Portfolio Funds (“Portfolio Fund Managers”). The Fund’s performance depends on the adherence by such Portfolio Fund Managers to their selected strategies, the instruments used by such Portfolio Fund Managers, the Investment Committee’s ability to select Portfolio Funds. The Portfolio Fund Managers’ investment strategies or choice of specific securities may be unsuccessful and may cause the Portfolio Fund, and in turn the Fund, to incur losses.

Concentration of Investments. The Fund will concentrate its investments in the infrastructure industry and may focus its investments in one or more infrastructure market segments (e.g., transportation, energy/utilities, social infrastructure and communications assets). As a result, the Fund’s portfolio is subject to greater risk and volatility than if investments had been made in a broader diversification of asset types and industries.

Limited operating history of Infrastructure Investments. Infrastructure Investments may have limited operating histories and the information the Fund is able to obtain about such investments may be limited. As such, the ability of the Investment Committee to evaluate past performance or to validate the investment strategies of such Infrastructure Investments is limited. Moreover, even to the extent an Infrastructure Investment has a longer operating history, the past investment performance of any of the Infrastructure Investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Investment Committee relies upon information provided to it by the issuer of the securities it receives or the Portfolio Fund Managers (as applicable) that is not, and cannot be, independently verified.

Nature of Portfolio Companies. The Infrastructure Investments will include direct and indirect investments in Portfolio Companies. This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history. This may also include Portfolio Companies with assets that are in one or more of various stages of their lifecycle or useful life, including development, construction, newly operating, regular operations, depreciating, and terminating. While some of these stages carry more risk than others, all stages carry risks. The Infrastructure Investments may also include Portfolio Companies that are in a state of distress or which have a poor record, and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Investments in infrastructure assets. Investments in infrastructure assets are subject to the risks of adverse local, national and international economic, regulatory, political, legal, demographic, environmental, and other developments affecting their industry. Infrastructure companies may be adversely affected by, among other things, high interest costs related to capital construction programs, difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets, the financial condition of users and suppliers of infrastructure assets, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, costs associated with compliance and changes in environmental and other regulations, regulation or intervention by various government authorities, including government regulation of rates charged to customers, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards, technological developments and disruptions, service interruption and/or legal challenges due to environmental, operational or other accidents, susceptibility to terrorist attacks, the effect of economic slowdown, surplus capacity, increased competition, uncertainties concerning the availability of fuel at reasonable prices, and the effects of energy conservation policies and general changes in market sentiment towards infrastructure assets, among other factors. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in developing and emerging markets, resulting in delays and cost overruns.

Temporary Investments. The allocation among Fund Investments may vary from time to time, especially during the Fund’s initial period of investment operations. During the initial period of investment operations (which will be determined by the Investment Committee and may last a significant period of time), the Fund may hold a relatively larger portion of its assets in

20	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2024 (Continued)

publicly traded infrastructure investments (e.g., publicly listed companies that pursue the business of infrastructure investing), as compared to the Investment Committee’s long-term target allocation among Fund Investments. In addition, the Fund may hold a substantial portion of the proceeds of the offering of Shares in short-term investments (including money market funds, short-term treasuries and other liquid investment vehicles) for a limited period of time while the Fund seeks desirable Portfolio Companies and Portfolio Funds.

Delays in investing the net proceeds of the offering of Shares may impair the Fund’s performance. The Fund cannot assure you it will be able to identify any investments that meet its investment objective or that any investment that the Fund makes will produce a positive return. The Fund may be unable to invest the net proceeds of the Fund’s offering on acceptable terms within the time period that the Fund anticipates or at all, which could harm the Fund’s financial condition and operating results.

Valuation of Infrastructure Investments uncertain. There is not a public market or active secondary market for many of the securities of the privately held companies in which the Fund invests. Rather, many of the Infrastructure Investments may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, the Valuation Designee values such securities at fair value as determined in good faith in accordance with the Valuation Policies that have been approved by the Board. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Valuation Designee’s determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed.

Liquidity Risk. Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Investment Committee would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. Some funds in which the Fund invests may impose restrictions on when an investor may withdraw its investment or limit the amounts an investor may withdraw. To the extent that the Investment Committee seeks to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

The Fund may also invest in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Publicly Traded Infrastructure Risk. Publicly traded infrastructure investments include individual publicly listed companies, utilities, and master limited partnerships that pursue the business of private infrastructure ownership, operations, and/ or investing, including listed mutual funds and exchange traded funds holding multiple listed infrastructure stocks, listed infrastructure funds and funds-of-funds, SPACs, asset managers, holding companies, investment trusts, closed-end funds, financial institutions, and other vehicles whose primary purpose is to own and operate, invest in, lend capital to, or provide services to privately held infrastructure companies, quasi-governmental infrastructure entities, public-private partnerships, and/or public infrastructure owners and operators. Publicly traded infrastructure investments usually have an indefinite duration.

Annual Report Dated March 31, 2024	21

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2024 (Continued)

Publicly traded infrastructure vehicles are typically liquid and capable of being traded daily, in contrast to direct investments and private infrastructure funds, in which capital is subject to lengthy holding periods. Accordingly, publicly traded infrastructure transactions are significantly easier to execute than other types of private infrastructure investments, giving investors an opportunity to adjust the investment level of their portfolios more efficiently.

Foreign Investments and Emerging Markets Risk. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund, a Portfolio Fund and/or a Portfolio Company may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Transaction- based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Fund or a Portfolio Fund in respect of its foreign securities will reduce the Fund’s yield.

In addition, the tax laws of some foreign jurisdictions in which a Portfolio Fund or Portfolio Company may invest are unclear and interpretations of such laws can change over time. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP, a Portfolio Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce a Portfolio Fund’s net asset value at the time accrued, even though, in some cases, the Portfolio Fund ultimately will not pay the related tax liabilities. Conversely, a Portfolio Fund’s net asset value will be increased by any tax accruals that are ultimately reversed.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Portfolio Funds that invest in foreign securities also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit the Fund’s or a Portfolio Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the Fund or a Portfolio Fund or Portfolio Company will satisfy applicable foreign reporting requirements at all times.

6.	Contingencies and Commitments

The Fund indemnifies the Fund’s officers and the Board for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund is required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments. As of March 31, 2024, the Fund had no unfunded commitments.

7.	Capital Stock

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding shares at the applicable NAV, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board for each quarterly

22	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND NOTES TO FINANCIAL STATEMENTS March 31, 2024 (Continued)

repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding shares at the applicable NAV per share. There is no guarantee that a shareholder will be able to sell all of the shares that the investor desires to sell in the Repurchase Offer. Written notification of each quarterly repurchase offer will be sent to shareholders at least 21 and no more than 42 calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their shares in response to a repurchase offer).

During the period ended March 31, 2024, the Fund did not complete any quarterly repurchase offers.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. The Fund may waive the early repurchase fee for certain categories of shareholders or transactions, such as repurchases of shares in the event of the shareholder’s death or disability, or in connection with certain distributions from employer sponsored benefit plans. During the period ended March 31, 2024, there were no proceeds from early repurchase fees charged by the Fund.

8.	Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no subsequent events requiring adjustment or disclosure in the financial statements.

Annual Report Dated March 31, 2024	23

MEKETA INFRASTRUCTURE FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Meketa Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Meketa Infrastructure Fund (the “Fund”) as of March 31, 2024, the related statements of operations, changes in net assets, financial highlights, and the related notes for period January 29, 2024 (commencement of operations) through March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations, changes in net assets, and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Chicago, Illinois
May 24, 2024

24	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND OTHER INFORMATION (Unaudited)

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-720-697-1010, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-720-697-1010, or on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund files its complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT. These filings are available upon request by calling 1-720-697-1010. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov or by visiting www.meketacapital.com.

DIVIDEND REINVESTMENT

Unless a shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends) with respect to a class of shares will be automatically reinvested by the Fund in additional shares of the corresponding class, which will be issued at the NAV per share determined as of the ex-dividend date. Election not to reinvest dividends and to instead receive all dividends and capital gain distributions in cash may be made by contacting the Fund’s administrator at P.O. Box 541150, Omaha, NE 68154-9150 or 1-720-697-1010.

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report may contain certain forward-looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as “believes,” “expects,” “anticipates” and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the SEC. The Fund undertakes no obligation to update any forward-looking statement.

Annual Report Dated March 31, 2024	25

MEKETA INFRASTRUCTURE FUND TRUSTEES AND OFFICERS (Unaudited)

The Board has overall responsibility for management of the Fund’s affairs. The Trustees serve during the lifetime of the Fund and until its termination, or until death, resignation, retirement, or replacement. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. Each Trustee’s and officer’s address 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Brien Biondi (1962)	Trustee	Since Inception	Chief Executive Officer, Campden Wealth, North America & The Institute for Private Investors (2016-Present); Chief Executive Officer and Founder, The Biondi Group (2011-Present)	2	Trustee, Forum Real Estate Income Fund; Trustee, Forum Multifamily Real Estate Investment Trust
Clifford J. Jack (1963)	Trustee	Since Inception	President and CEO of Augustar Retirement (2023-Present); Board of Advisors, National Financial Realty (2015-2023)	2	None
Sean Kearns (1970)	Trustee	Since Inception	Principal, Vicarage Associates LLC (2019-Present); Chief Executive Officer, A World of Tile (2004-2019)	2	None

(1)	Under the Fund’s Declaration of Trust, a Trustee serves until his or her retirement, resignation, or replacement.

(2)	For the purposes of this table, “Fund Complex” includes Meketa Infrastructure Fund and Primark Meketa Private Equity Investments Fund.

26	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Interested Trustee and Officers
Michael Bell (1962)	Trustee, President and Principal Executive Officer	Since 2023	CEO, Meketa Capital LLC (2023 – present); CEO, Primark Advisors LLC (2019-Present); Managing Director, Forum Investment Group (2022-2023); Trustee, Forum Multifamily REIT (2023 – 2024); Trustee, Forum Real Estate Income Fund (2021-2022); CEO, Global Financial Private Capital (2015-2019)
Derek Mullins (1973)	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2023	Managing Partner, PINE Advisor Solutions (2018-Present)
Jesse D. Hallee (1976)	Secretary	Since 2023	Senior Vice President and Associate General Counsel, Ultimus Fund Solutions, LLC (2022-Present); Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (2019-2022); Vice President and Managing Counsel, State Street Bank and Trust Company (2013-2019)
Brian T. MacKenzie (1980)	AML and Chief Compliance Officer	Since 2023	Director, PINE Advisor Solutions (2022 to present); Head of Portfolio Surveillance and Reporting, Janus Henderson Investors (2018-2022)
Marcie McVeigh (1979)	Assistant Treasurer	Since 2023	Director, Head of PFO Services, PINE Advisor Solutions (2020-Present); Assistant Vice President and Performance Measurement Manager, Brown Brothers Harriman (2019-2020)

(1)	Under the Fund’s Bylaws, an officer serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers hold office at the pleasure of the Trustees.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without charge and upon request by calling 1-720-697-1010, or visiting www.meketacapital.com.

Annual Report Dated March 31, 2024	27

MEKETA INFRASTRUCTURE FUND APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

Approval of Investment Management Agreement

At a meeting held on November 7, 2023, the Board of Trustees, including a majority of the Independent Trustees, unanimously approved the Investment Management Agreement between the Adviser and the Fund (the “Management Agreement”). In advance of the meeting, the Board requested, and the Adviser provided, certain information related to the Adviser and the terms of the Management Agreement.

In the course of consideration of the approval of the Management Agreement, the Independent Trustees were advised by independent legal counsel and received materials from such counsel discussing the legal standards applicable to their consideration of the Management Agreement. Prior to voting, the Independent Trustees met with and asked questions of representatives of the Adviser and also met separately with their independent legal counsel.

In considering the approval of the Management Agreement and reaching their conclusions with respect to the Management Agreement, the Trustees took note of relevant judicial precedent and regulations adopted by the SEC that set forth the factors to be considered by the Trustees when deciding to approve an investment advisory agreement. These factors include, but are not limited to, the following: (1) the nature, extent, and quality of the services to be provided to the Fund; (2) the investment performance of the Fund and the Adviser; (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.

The Trustees, including the Independent Trustees, considered a variety of factors, including those described below. The Trustees also considered other factors and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Trustees also had an opportunity to meet in executive session and separately with compliance personnel to discuss the materials presented and any compliance issues raised by the Adviser’s presentation.

Nature, extent and quality of services. The Trustees considered materials provided by the Adviser regarding the nature, extent and quality of the services to be provided to the Fund by the Adviser, including an overview of the Adviser and the personnel that would perform services for the Fund. The Trustees also considered the qualifications, background and responsibilities of the members of the Adviser’s portfolio management team who would manage the day-to-day portfolio management of the Fund’s assets through their participation as members of the Fund’s investment committee alongside members from the Fund’s Sub-Adviser. The Trustees noted that the Adviser was newly formed and did not have a significant operating history but had received a seed capital investment, as well as the support of Meketa Investment Group.

Performance. The Trustees considered that the Fund is newly formed and as such does not have a record of prior performance. The Trustees considered the performance as of December 31, 2022 for a composite of infrastructure accounts of Meketa Investment Group as compared to the MSCI World Core Infrastructure Index (the “Index”), noting that the composite outperformed the Index for the 1-, 3- and 5-year periods and longer term performance for the Index was unavailable.

Fees and Expenses. The Trustees next considered information regarding the Fund’s projected expense ratio and its various components, including the proposed management fee for the Fund. The Trustees noted that the investment strategy of the Fund was fairly differentiated from strategies that are currently available in the marketplace and there were a limited number of comparable funds. They compared the Fund’s fees, projected expenses and overall expense ratio to expense information for a peer group created by the Adviser, noting that the management fee was equal to or lower than the funds in the peer group and the overall expense ratio for the Fund was at the low end of the range for the funds in the peer group. The Trustees noted that the Adviser had agreed to reduce the management fee payable to it (but not below zero), and to pay any operating expenses of the Fund, to the extent necessary to limit the operating expenses of each class of the Fund, excluding certain “excluded expenses.” In light of the foregoing, and in their business judgment, the Trustees found that the proposed management fee rate appeared reasonable for the management of the Fund’s portfolio under the strategy described for the initial term of the Management Agreement.

28	MEKETA INFRASTRUCTURE FUND

MEKETA INFRASTRUCTURE FUND APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

Profitability. The Trustees considered the Adviser’s anticipated profitability in connection with its management of the Fund. The Trustees considered that the Fund is not yet operational, and no record of profitability exists. The Trustees also took into account the Adviser’s estimated costs of managing the Fund and information provided by the Adviser regarding its estimated profitability at certain asset levels.

Economies of Scale. The Trustees considered whether the Adviser would realize economies of scale with respect to its management of the Fund. The Trustees noted that economies of scale were not a relevant consideration at this time and the Adviser would revisit whether economies of scale exist in the future once the Fund has achieved sufficient scale.

Fall-out Benefits. The Trustees discussed direct or indirect “fall-out benefits,” noting that the Adviser did not anticipate any fallout benefits at this stage.

Conclusion. The Trustees, having requested and received such information from the Adviser as they believed reasonably necessary to evaluate the terms of the proposed Management Agreement, with the Independent Trustees having met in executive session with counsel, determined that the approval of the Management Agreement for an initial two-year term is in the best interests of the Funds and its future shareholders.

The Trustees made this determination based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor.

Approval of Sub-Advisory Agreement

At a meeting held on November 7, 2023, the Board of Trustees, including a majority of the Independent Trustees, unanimously approved the Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”). In advance of the meeting, the Board requested, and the Adviser and the Sub-Adviser provided, certain information related to the Sub-Adviser and the terms of the proposed Sub-Advisory Agreement.

In the course of consideration of the approval of the Sub-Advisory Agreement, the Independent Trustees were advised by independent legal counsel and received materials from such counsel discussing the legal standards applicable to their consideration of the Sub-Advisory Agreement. Prior to voting, the Independent Trustees met with and asked questions of representatives of the Adviser and the Sub-Adviser, and also met separately with their independent legal counsel.

In considering the approval of the Sub-Advisory Agreement and reaching their conclusions with respect to the Sub-Advisory Agreement, the Trustees took note of relevant judicial precedent and regulations adopted by the SEC that set forth factors to be considered by the Trustees when deciding to approve an investment advisory agreement (including a sub-advisory agreement). These factors include, but are not limited to, the following: (1) the nature, extent, and quality of the services to be provided to the Fund; (2) the investment performance of the Fund and the sub-adviser; (3) the costs of the services to be provided and profits to be realized by the sub-adviser and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.

The Trustees, including the Independent Trustees, considered a variety of factors, including those described below. The Trustees also considered other factors and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Trustees also had an opportunity to meet in executive session and separately with compliance personnel to discuss the materials presented and any compliance issues raised by the Sub-Adviser’s presentation.

Nature, extent and quality of services. The Trustees reviewed materials provided by the Sub-Adviser regarding the nature, extent and quality of the services to be provided to the Fund by the Sub-Adviser, including an overview of the Sub-Adviser and the personnel that would perform services for the Fund. The Trustees considered the qualifications, background and

Annual Report Dated March 31, 2024	29

MEKETA INFRASTRUCTURE FUND APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

responsibilities of the members of the Sub-Adviser’s portfolio management team who would manage the day-to-day portfolio management of the Fund’s assets through their participation as members of the Fund’s investment committee alongside members from the Fund’s Adviser. The Trustees considered the Sub-Adviser’s experience sub-advising registered investment companies and its process for identifying investment opportunities. The Trustees also considered the Sub-Adviser’s support resources available for investment research, compliance and operations. The Trustees also considered the Sub-Adviser’s risk management processes and took into account the financial condition of the Sub-Adviser with respect to its ability to provide the services required under the Sub-Advisory Agreement.

Performance. The Trustees noted that the Sub-Adviser did not manage other funds and accounts using an investment strategy similar to that proposed to be used for the Fund but considered the Sub-Adviser’s investment strategy and experience in evaluating and investing in infrastructure investments.

Sub-Advisory Fees. The Trustees noted that the Adviser, and not the Fund, is responsible for paying the fees charged by the Sub-Adviser.

Profitability. The Trustees considered the Sub-Adviser’s anticipated profitability in connection with its management of the Fund. The Trustees considered that the Fund is not yet operational, and no record of profitability exists. The Trustees also took into account the services the Sub- Adviser is expected to provide under the Sub-Advisory Agreement , including the Adviser’s costs in managing the Fund.

Economies of Scale. The Trustees considered whether the Sub-Adviser expected to realize economies of scale with respect to its management of the Fund. The Trustees also considered that the Fund may expect to achieve economies of scale as the Fund continues to grow and that the Board will reevaluate whether such economics exist from time to time.

Fall-out Benefits. The Trustees discussed direct or indirect “fall-out benefits” to the Sub-Adviser. The Trustees noted that the Sub-Adviser did not expect any pecuniary fall-out benefits at this time.

Conclusion. The Trustees, having requested and received such information from the Adviser and the Sub-Adviser as they believed reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, with the Independent Trustees having met in executive session with counsel, determined that approval of the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders.

30	MEKETA INFRASTRUCTURE FUND

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Investment Adviser Meketa Capital, LLC 80 University Ave. Westwood, Massachusetts	Legal Counsel Ropes & Gray LLP Three Embarcadero Center San Francisco, California

Sub-Adviser Meketa Investment Group 80 University Avenue Westwood, Massachusetts	Custodian UMB Bank, n.a. 1010 Grand Boulevard Kansas City, Missouri

Distributor Foreside Financial Services, LLC Three Canal Plaza Suite 100 Portland, Maine	Trustees Michael Bell, President Brien Biondi Clifford J. Jack Sean Kearns

Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio	Officers Derek Mullins, Treasurer Jesse D. Hallee, Secretary Brian T. MacKenzie, Chief Compliance Officer and AML Compliance Officer Marcie McVeigh, Assistant Treasurer

Independent Registered Public Accounting Firm Cohen & Company, Ltd. 151 N. Franklin Street Suite 575 Chicago, Illinois

Meketa-AR-24

(b)       Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Mr. Brien Biondi. Mr. Biondi is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $33,000 with respect to the registrant’s fiscal year ended March 31, 2024.

(b)	Audit-Related Fees. No fees were billed during the fiscal year ended March 31, 2024 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,000 with respect to the registrant’s fiscal year ended March 31, 2024. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No other fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Before the principal accountant is engaged by the registrant to render (i) audit, audit-related or permissible non-audit services to the registrant or (ii) non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, either (a) the audit committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the audit committee. The audit committee may delegate the authority to grant pre-approvals of audit and permitted non-audit services to a subcommittee of one or more of its members in accordance with pre-approval policies and procedures developed by the audit committee. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimus thresholds are not exceeded, as such thresholds are determined by the audit committee in accordance with applicable Commission regulations.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None.

(g)	None.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	None.

(j)	None.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)       Not applicable [schedule filed with Item 1].

(b)       Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s proxy voting procedures are filed under Item 13(a)(5) hereto. The Registrant delegates proxy voting decisions to its investment adviser. The proxy voting procedures of the Registrant’s investment adviser, Meketa Capital LLC (“Meketa” or the “Adviser”), are filed under Item 13(a)(6).

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

All information included in this Item is as of May 30, 2024, unless otherwise noted.

The following table provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of the date hereof:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Principal Occupation During the past 5 years
Michael Bell	Portfolio Manager	Since 2023

CEO, Meketa Capital, LLC (2013-Present); CEO, Primark Advisors LLC (2019-Present); Managing Director, Forum Investment Group (2022-2023); Trustee, Forum Multifamily REIT (2023-2024); Trustee, Forum Real Estate Income

Fund (2021-2022); CEO, Global Financial Private Capital (2015-2019)

Peter S. Wooley	Portfolio Manager	Since 2023	Co-CEO, Meketa Investment Group (1996-Present)
Stephen P. McCourt	Portfolio Manager	Since 2023	Co-CEO, Meketa Investment Group (1994-Present)
John A. Haggerty	Portfolio Manager	Since 2023	Managing Principal, Meketa Investment Group (1996-Present)
Ethan Samson	Portfolio Manager	Since 2023	Managing Principal, Meketa Investment Group (2019-present); Principal, General Counsel, Pension Consulting Alliance (2017-2019) General Counsel, Cambia Health Solutions (2013-2017)

Steven Hartt	Portfolio Manager	Since 2023	Managing Principal, Meketa Investment Group (2010-Present)

Amy Hsiang	Portfolio Manager	Since 2023	Managing Principal, Meketa Investment Group (2021-present); Head of Fixed Income & Alternative Research, RVK, Inc. (2010-2021)
Lisa Bacon	Portfolio Manager	Since 2023	Managing Principal, Meketa Investment Group (2014-Present)

(a)(2) Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest.

The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of March 31, 2024:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets (in thousands)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance (in thousands)
Michael Bell	Registered Investment Companies	1	$180,550	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Peter S. Wooley	Registered Investment Companies	1	$180,550	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	6	$3,623,000	0	0

Stephen P. McCourt	Registered Investment Companies	1	$180,550	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	8	$10,531,000	0	0
John Haggerty	Registered Investment Companies	1	$180,550	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	48	$11,813,000	0	0

Ethan Samson	Registered Investment Companies	1	$180,550	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	48	$11,813,000	0	0

Steven Hartt	Registered Investment Companies	1	$180,550	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	48	$11,813,000	0	0

Amy Hsiang	Registered Investment Companies	1	$180,550	0	0
	Other Pooled Investment Vehicles	0	0	0	0

	Other Accounts	1	$828,515	0	0

Lisa Bacon	Registered Investment Companies	0	$0	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	12	$1,188,000	0	0

Assets as of 3/31/24

Potential Conflicts of Interests

The Adviser and Sub-Adviser may from time to time manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles, if any, may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser and Sub-Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser and Sub-Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser and Sub-Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s)

As of March 31, 2024, Compensation for Meketa professional staff includes: (i) a competitive base salary; (ii) participation in one or more incentive compensation plans that are merit-based and discretionary; (iii) the firm’s profit-sharing plan with 401(k) provision (the profit-sharing plan is available to all employees following thirty days of employment and includes a company-matching provision); and (iv) the senior staff of Meketa participates in equity ownership and incentive compensation. Senior employees participate in direct ownership, while additional employees participate in a deferred compensation program. Meketa Investment Group intends to continue to expand the ownership of the firm to other senior professionals.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of March 31, 2024:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Michael Bell	$500,001–$1,000,000

Peter S. Wooley	none

Stephen P. McCourt	none

John A. Haggerty	none

Ethan Samson	none

Steven Hartt	none

Amy Hsiang	none

Lisa Bacon	none

(b) Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(1) Not applicable

(2) Change in registrant’s independent public accounts: Not applicable

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountants: Not applicable.

(a)(5) Proxy Voting Procedures of Registrant: Attached hereto

(a)(6) Proxy Voting Procedures of Meketa Capital LLC: Attached hereto

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Meketa Infrastructure Fund

By (Signature and Title)*		/s/ Michael Bell

Michael Bell, President (Principal Executive Officer)

Date	June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Michael Bell

Michael Bell, President (Principal Executive Officer)

Date	June 7, 2024

By (Signature and Title)*		/s/ Derek Mullins

Derek Mullins, Treasurer (Principal Financial Officer)

Date	June 7, 2024

* Print the name and title of each signing officer under his or her signature.